Amedisys™

Amedisys™

A Healthy Investment

NASDAQNM: AMED

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

Corporate

Overview

Corporate Overview

Amedisys is a leading provider of home health care nursing services.

The Company operates 74 home care locations in the southern and southeastern United States.

Our Purpose

To assist our patients in maintaining and improving the quality of their lives

Our Strategy

To offer low-cost outcome driven health care at home as an alternative to facility-based care

Our Mission

To become the home care agency of choice in the markets we serve

Investment Highlights

•	Rapidly growing industry

•	Technology focused

•	Clear growth strategy

•	Operating leverage

•	Successful acquisition record

Market

Opportunity

What is Home Health Care?

“Medical care delivered to a homebound patient by licensed

professionals supervised by the patient’s physician.”

What Does Amedisys Offer?

Care in These Areas…

Diabetes	Cardiac	Wound Care

Orthopedics	Cancer	Neurology

Rehabilitation		Post-Surgical

Antibiotic Therapy		Respiratory

Pain Mgt.	Hydration	Malnutrition

Largest Home Nursing Company in the South

74 Locations
4
1
12
1
1
1
24
12
3
10
5

Largest Home Nursing Company in the South

74 Locations

[MAP]

Home Care Growth Drivers

•	Trend from facility to non-facility based care

•	Consolidation of fragmented industry

•	Aging population

Positioned in a Growing Industry

Pop. 65 yrs. and over - U.S. 1950-2030
80
70
60
50
40
30
20
10
0
1950 1960 1970 1980 1990 2000 2010 2020 2030
Numbers in Millions
65+
85+

Patients per 1,000 Population
140
120
100
80
60
40
20
0
Women
Men
65-74 yrs
75-84 yrs
85+

Positioned in a Growing Industry

[GRAPHIC]

Source: Health, U.S. 1999, Health and Aging Chartbook, U.S. Health and Human Services Dept.	[GRAPHIC]

Leader in the Largest Industry Segment

Total in 2001 - $41.3 Billion
14%
10%
10%
6%
60%
Nursing
Infusion
Respiratory
Hospice
DME

Nursing
Amedisys
Gentiva
National Home Health Care

Infusion
Option Care

Respiratory
Apria
Lincare

Hospice
Odyssey
Vistacare

Leader in the Largest Industry Segment

[PIE CHART]	Nursing Amedisys Gentiva National Home Health Care Infusion Option Care Respiratory Apria Lincare Hospice Odyssey Vistacare

Medicare

Overview

Medicare Overview

Prospective Payment System (PPS)

•	PPS commenced October 1, 2000

•	PPS is a capitated payment system

•	PPS is based on per episode payments

•	Current CMS expenditure is $10 billion

•	Medicare accounts for 90% of AMED revenue

•	Requires careful episode management

Reimbursement Outlook

•	Inflation adjustment effective Oct. 1st each year

– 3.03% in 2003

– 2.00% to 3.00% in 2004

•	Potential legislation

– Higher reimbursement for rural patients

– Reduction in inflation adjustment

– Small patient co-pay

Financial

Performance

Financial Highlights

•	Revenue increased 18% to $129 million in 2002

•	June Quarter EPS of $0.16

•	Stronger balance sheet

•	9.7 million shares outstanding

Financial Performance
Revenue Growth

$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
In Millions
$88.2
$110.2
$129.4
2000
2001
2002

Financial Performance

Revenue Growth

[GRAPHIC]

Financial Performance

	QUARTER ENDED JUNE 30th	
	2003	2002
Net Revenue	$32.2	$32.9
Gross Margin	59.3%	55.6%
Operating Income	$ 2.6	$ 3.0
EPS – Fully Diluted and Fully Taxed	$ 0.16	$ 0.18

In millions except per share data

Financial Performance

[GRAPHIC]

Financial Performance
Strengthened Balance Sheet

$40
$30
$20
$10
$0
In Millions
12/31/01
12/31/02
3/31/03
6/30/03
Stockholder Equity
Total Debt

Financial Performance

Strengthened Balance Sheet

[GRAPHIC]

Growth

Strategy

Clear and Identifiable Growth Strategy...Internal

•	Expand service area with start-ups

•	Enhance physician relationships

•	Develop strategic hospital partnerships

Clear and Identifiable Growth

Strategy ... Disciplined Acquisitions

•	Expand within geographic footprint
•	Target hospital based and multi-site agencies
–	Compatible payor mix
–	Underperforming agencies
–	Reasonable pricing

Successful Record of Integrating Acquisitions

Precision Home Health	April 1998	Louisiana

Columbia HCA	November 1998	Southern States

Northwest Home Health	October 2000	Georgia

Mid-Florida Home Health	November 2000	Florida

Seton Home Health Services	April 2001	Alabama

HealthCalls	June 2001	South Carolina

Christus Spohn Home Health	April 2002	Texas

Baylor All Saints Home Care	August 2002	Texas

Metro Home Health	August 2003	Louisiana

Metro Home Health Acquisition

•	Strong market presence in Southeast Louisiana

•	Talented and aggressive management team

•	Revenue of $17 M

•	Expected to be accretive

– In 2003 $0.03 to $0.04

– In 2004 $0.07 to $0.10

•	Internally financed

Technology...

Information System Initiatives

•	Automatic scheduling

•	Scanning technology for assessments

•	Real time episode analysis

•	Centralized review of quality indicators

•	Web based HR system

•	Executive information system

Long Term Revenue Growth Potential

Internal Growth	=	Episode Growth	+	Payment Increase*	15%
		13%		2%

Acquisitions					15%

Long Term Revenue Growth Potential	30%

*Etstimated Medicare Payment Increase from 2003 forward

Earnings Guidance

•	September Quarter 2003
–	$ 0.16 to $0.19

•	Fiscal Year 2003
–	$ 0.63 to $0.67

•	Fiscal Year 2004
–	Objective of 20% plus growth

Leadership Team

Executive Team

William F.Borne,
Founder, CEO
Larry R. Graham,
Chief Operating Officer
Gregory H. Browne,
Chief Financial Officer

Board of Directors

William F. Borne, Chairman
Ronald A. LaBorde
Jake L. Netterville
David R. Pitts
Peter R. Ricchiuti
Independent Directors, Elected in 1997

Leadership Team

Executive Team	Board of Directors
William F.Borne,	William F. Borne, Chairman
Founder, CEO	Ronald A. LaBorde
Larry R. Graham,	Jake L. Netterville
Chief Operating Officer	David R. Pitts
Gregory H. Browne,	Peter R. Ricchiuti
Chief Financial Officer	Independent Directors, Elected in 1997

Why Invest in Amedisys?

•	Rapidly growing industry

•	Technology focused

•	Clear growth strategy

•	Operating leverage

•	Successful acquisition record

Amedisys™

A Healthy Investment

NASDAQNM: AMED

33